Exhibit 99.1

[PHOTO]
OUR CASE FOR EXCELLENCE OVER THE LONG TERM IS ANYTHING BUT BRIEF.	[LOGO] Chittenden Corporation As of March 31, 2003

[LOGO] Chittenden Corporation 2002 ANNUAL REPORT

[LOGO] Chittenden CORPOATION	A Compelling Story

  Recognized competency in an attractive business mix
  Strategic acquisitions which provide strong earnings growth
  Low risk execution orientation provides an understandable opportunity
  Proven leadership provides aggressive focus to achieve superior financial results
  Well established and tangible shareholder orientation

Our Markets

  Economies in which we operate are stable with limited excess real estate inventory
  The underlying economic drivers are well diversified and have minimal technology exposure
  Chittenden’s credit quality has remained very strong throughout the last ten years

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Chittenden
CORPORATION

C A N A D A
M A I N E
U N I T E D S T A T E S
VERMONT
NEW HAMPSHIRE
NEW YORK
Gulf of Maine
Atlantic
Ocean
Lowell
Boston
Massachusetts Bay
Springfield
Worcester
CONNECTICUT
RHODE ISLAND
Cape Cod Bay

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[LOGO] Chittenden CORPOATION
	Loans by State

	VT	40%
	NH	26%
	MA	24%
	ME	10%

	Deposits by State

[MAP]	VT	50%
	NH	22%
	MA	19%
	ME	9%

		Assets
	Chittenden Bank	$2,859
	Granite Bank	$1,286
	Ocean Bank	$580
	Bank of Western Mass	$504
	Flagship Bank	$497
	Maine Bank & Trust	$271

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[LOGO] Chittenden CORPORATION	Strategic Direction

Continue to expand the existing franchise and our fee based businesses Pursue acquisitions of banks and financial services companies
Acquisition Strategy

  Primarily focused on commercial banks that complement our present banks or will be a platform to expand into new markets
  Provide a structure and resources to enhance the target’s earnings growth
  Chittenden Corporation operates as a multi-bank holding company with significant operating autonomy at its banks.

Recent Acquisitions	Year	Consideration	Headquarters
Bank of Western Massachusetts	1995	Cash/Stock	Springfield, Massachusetts
Flagship Bank and Trust	1996	Stock	Worcester, Massachusetts
Pomerleau Insurance Agency	1997	Cash	Burlington, Vermont
Vermont Financial Services Corp	1998	Stock	Brattleboro, Vermont
Maine Bank and Trust	2001	Cash	Portland, Maine
Ocean National Bank	2002	Cash	Kennebunk, Maine
Granite State Bankshares	2003	Cash/Stock	Keene, NH
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[LOGO] Chittenden CORPORATION	Business Approach

  Deep relationships with worthwhile customers
  Focus on small and mid-sized businesses
  Maintain conservative underwriting standards and discipline
  Offer a complete range of banking products and services
  Geographically diverse branch franchise with both a consumer and small business focus
  Efficient generator of low cost stable deposits
  Strong referral source for the Company’s fee based businesses

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[LOGO] Chittenden CORPORATION	Business Services

Cash Management (5%) Full menu of products Domiciled on one operating system Dial up and web based access available Annualized three year growth rate of 23%	[MAP]	Insurance (8%) Specializes in commercial property and casualty insurance Wholesale brokerage operation covering ten states Gross premiums for three months ending March 31, 2003 were $12.6 million

Merchant Services (3%)

  Full array of products
  High level of service to business clients
  Only offered within the franchise
  Volume of transactions processed for
  the three months ending March 31, 2003
  were $211 million
Payroll Services (2%) Over 800 customers Full menu of products Annualized three year growth rate of 23%

Business Credit Cards (1%) Only available to commercial customers Credit review performed as part of the normal commercial lending process Total loans outstanding as of March 31, 2003 were $7 million

Retirement Plan Services (1%)

  Primary focus is on defined benefit and
  contribution plans
  Provides custodial/directed trustee
  services for non-qualified plans
  Total retirement plan assets of $472 million

* Numbers in ( ) are a percentage of total non interest income	6

[LOGO] Chittenden CORPORATION	Financial Management Services and Specialty Businesses

Asset Management Services (20%) Services include asset management and personal trust Over $1.6 billion in assets under management Over $2.4 billion in assets under administration	[MAP]	Captive Insurance Vermont is the U.S. domicile of choice for captive insurance companies Chittenden Bank is the leader for banking services to this industry

Retail Investments - Broker/Dealer (5%) Broker/dealer established in 1998 Over $192 million in assets under administration

Government Banking

  Leader in government banking for
  Vermont
  Customers use a wide array of
  transaction, loan and deposit products
  Over $77 million in loans and $101
  million in deposits at three months ending
  March 31, 2003.

Corporate Trust (4%)

  Operates throughout the Northeast with
  low risk and high efficiency
  Annualized three year growth rate of 19%
  Over 50% of revenues come from outside Vermont
  Over $1.7 billion in assets under administration

Mortgage Banking

  Full product menu offered through
  retail and wholesale distribution channels
  Originations for three months ending March
  31, 2003 were $302 million
  Mortgage servicing portfolio of $2.2
  billion with $9.3 million in net MSR assets

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[LOGO] Chittenden CORPORATION	Financial Summary

		2000	2001	2002	3/31/03

	Per Common Share
Earnings	Diluted Earnings	$1.74	$1.80	$1.96	$0.49
	Dividends	$0.75	$0.76	$0.79	$0.20
	Book Value	$10.49	$11.56	$13.11	$15.14
	Tangible Book Value	$10.00	$10.52	$11.09	$8.72

	Performance Ratios
Growth	Net Interest Margin	4.73%	4.74%	4.53%	4.22%
	Return on Average Equity	17.44%	16.55%	16.12%	14.53%
	Return on Average Assets	1.56%	1.51%	1.40%	1.29%
	Dividend Payout Ratio	42.85%	42.15%	39.88%	38.54%
	Efficiency Ratio	54.47%	56.13%	58.63%	60.39%

	Credit Quality Data
Credit	NPAs to Loans & OREO	0.42%	0.46%	0.49%	0.40%
	Loan Loss Reserve to Loans	1.41%	1.59%	1.57%	1.52%
	Net Charge-Offs to Average Loans	0.32%	0.24%	0.28%	0.05%

	Capitalization
Capital	Leverage	8.65%	7.99%	9.28%	9.22%
	Tier 1	10.82%	10.32%	12.25%	10.47%
	Risk-Based	12.08%	11.57%	13.50%	8.10%

* Operating					8

[LOGO] Chittenden CORPORATION	Consistent Superior Financial Performance

  Strong net interest margin
  Low cost stable sources of funding
  Strong fee based revenues in targeted businesses
  Efficient cost structure
  Strong capital
  Conservative reserves and excellent credit quality

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Chittenden CORPORATION

A Diversified Loan Portfolio

12/31/00
Consumer 16%
Commercial 21%
Home Equity 5%
Construction 2%
Commercial RE 25%
Residential 31%

3/31/03
Consumer 8%
Commercial 19%
Home Equity 7%
Construction 3%
Commercial RE 36%
Residential 27%

√ No syndicated credits

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[LOGO] Chittenden CORPORATION	A Diversified Loan Portfolio

12/31/00	3/31/03
[CHART]	[CHART]
Consumer 16% Commercial 21% Construction 2% Residential 31% Commercial RE 25% Home Equity 5%	Consumer 8% Commercial 19% Construction 3% Residential 27% Commercial RE 36% Home Equity 7%
Portfolio (in millions)	2000	2001	2002	3/31/03

Commercial	$600	$645	$646	$707
Commercial RE	723	904	1,104	1,314
Construction	58	80	85	97
Residential	884	672	658	1,000
Home Equity	140	183	204	239
Consumer	451	354	277	272

Total	$2,856	$2,838	$2,974	$3,629

3 No syndicated credits				10

Chittenden CORPORATION

Chittenden Has Maintained Excellent Asset Quality

0.75
0.50
0.25
0.00
0.42
0.45
0.50
0.46
0.46
0.36
0.54
0.49
0.40
0.10
0.04
0.04
0.06
0.03
0.07
0.10
0.08
0.05
3/01
6/01
9/01
12/01
3/02
6/02
9/02
12/02
3/03
NPAs to Loans & OREO
Net Charge-Offs to Avg Loans

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[LOGO] Chittenden CORPORATION	Chittenden Has Maintained Excellent Asset Quality

[CHART]
	NPAs to Loans & OREO	Net Charge-Offs to Avg Loans
3/01	0.42	0.10
6/01	0.45	0.04
9/01	0.50	0.04
12/01	0.46	0.06
3/02	0.46	0.03
6/02	0.36	0.07
9/02	0.54	0.10
12/02	0.49	0.08
3/03	0.40	0.05

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Chittenden CORPORATION

Strong Core Funding

12/31/00

CDs > $100,000
6%
Demand Deposits
16%
CDs < $100,000
18%
Borrowings
3%
Savings/NOWs/MMAs
57%

3/31/03

CDs > $100,000
5%
Demand Deposits
15%
CDs < $100,000
16%
Borrowings
7%
Savings/NOWs/MMAs
57%

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[LOGO] Chittenden CORPORATION	Strong Core Funding

12/31/00	3/31/03
[CHART]	[CHART]
CDs > $100,000 6% Demand Deposits 16% Borrowings 3% Savings/NOWs/MMAs 57% CDs < $100,000 18%	CDs > $100,000 5% Demand Deposits 15% Borrowings 7% Savings/NOWs/MMAs 57% CDs < $100,000 16%

	2000	2001	2002	3/31/03

Demand Deposits	$531	$621	$684	$800
Savings/NOWs/MMAs	1,934	2,218	2,519	2,869
CDs < $100,000	615	635	692	875
CDs > $100,000	212	196	231	271
Borrowings	94	44	299	554

Total	$3,386	$3,714	$4,425	$5,369

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[LOGO] Chittenden CORPORATION	Strong Consistent Net Interest Margin

[CHART]

	4.73%	4.74%	4.53%	4.22%
	2000	2001	2002	3/31/03

NII	$167,072	$170,305	$192,615	$50,948

Stable net interest margin through a variety of interest rate cycles	13

[LOGO] Chittenden CORPORATION	A Strong Diversified Stream of Noninterest Income

12/31/00	3/31/03
[CHART]	[CHART]
Other 22% Investment Management Income 29% Service Charges on Deposits 28% Gains on Loan Sales 5% Credit Card Income 11% Insurance Commissions 5%	Other 21% Investment Management 20% Service Charges on Deposits 23% Gains on Loan Sales 23% Credit Card Income 5% Insurance Commissions 8%

	2000	2001	2002	3/31/03

Investment Management	$13,567	$15,722	$15,601	$3,810
Service Charges on Deposits	13,875	14,294	16,026	4,393
Gains on Loan Sales	2,818	11,207	10,068	4,436
Credit Card Income	5,349	3,964	3,656	903
Insurance Commissions	2,894	3,391	3,733	1,613
Other	14,606	15,155	15,976	4,101

	$53,109	$63,733	$65,060	$19,256

% of Total Revenue	25%	27%	25%	27%

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Chittenden CORPORATION

Return on Average Equity

18.00%
17.00%
16.00%
15.00%
14.00%
17.44%
17.09%
16.92%
16.55%
16.82%
16.12%
15.56%
14.53%
2000
2001
2002
3/31/03
ROE
ROE w/o unrealized G/L

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[LOGO] Chittenden CORPORATION	Return on Average Equity

[CHART]
	ROE	ROE w/o unrealized G/L
2000	17.44%	17.09%
2001	16.55%	16.92%
2002	16.12%	16.82%
3/31/03	14.53%	15.56%

(1) Ratios calculated based on operating net income for the year.
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[LOGO] Chittenden CORPORATION	A Compelling Story

  Strong market share and a proven acquisition acumen
  Low risk balance sheet with a prudent growth strategy
  Diversified banking services with a solid balance of net interest and fee revenues
  Low exposure to volatile sectors with a fortress balance sheet

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[LOGO]Chittenden CORPORATION
Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.
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